UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

Frank Funds

(Exact Name of Registrant as Specified in Charter)

312 East 22nd Street, #2B, New York, NY  10010

(Address of Principal Executive Offices)  (Zip Code)

Brian J. Frank, Frank Capital Partners LLC

312 East 22nd Street, #2B, New York, NY  10010

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

FRANK FUNDS

ANNUAL REPORT

FRANK VALUE FUND

LEIGH BALDWIN TOTAL RETURN FUND

June 30, 2013

Fiscal Year, 2013

To our fellow shareholders,

The Frank Funds’ fiscal year ending June 30, 2013 witnessed a continued sluggish US recovery with weak job creation and ballooning government deficits. However, stocks appreciated significantly, closing the large valuation gap between bonds and common stocks. Investors experienced losses in fixed income as bond rates rose, making stocks appear relatively attractive. Improving corporate profits are also responsible for a rise in the stock market in the past twelve months.

The world economy is under pressure, with credit tightening in Europe and emerging markets like China and Brazil making the US attractive by comparison. However, real growth in the US is again slowing due to weak job growth, and the inability to make long-term plans due to uncertainty and gridlock in Washington. Aversion to stocks diminished in the past twelve months, as shareholder friendly activities such as dividend increases and stock buybacks rewarded equity owners. International credit tightening and the relatively higher yields of US stocks are forcing investors into equities. Profits are stable and companies are growing through acquisitions. This fundamental strength enables the Funds’ portfolio managers to look past short-term worries and take advantage of current depressed valuations.

Leigh Baldwin Total Return Fund Portfolio Performance

The Leigh Baldwin Total Return Fund (“Baldwin Fund”) lost 3.07% for the fiscal year ended June 30, 2013, compared to a gain of 1.40% for the HFRX Equity Market Neutral Index. Since inception (8-30-08) on an annualized basis, the Baldwin Fund has generated a loss of –2.20%, compared to -1.08% for the HFRX Equity Market Neutral Index.

The Baldwin Fund continues to be positioned for the possibility that after a 30 year bull market, bond investments, particularly bond mutual funds, will underperform.  As the year closed, we in fact did witness a sell-off in the bond market as the flow of money seems to have begun to move from bonds to stocks as interest rates tick slightly higher.  While we may be early on this call, the manager believes that governmental intervention in the financial markets will ultimately result in higher interest rates (possibly dramatically higher) and/or inflationary pressure as the dollar reacts to these influences.

On the positive side for the year just ended, we achieved strong total returns from large cap tech stocks like Microsoft and Corning, as well as drug companies like Abbvie and Eli Lilly which all benefited from the rush to buy high dividend paying blue chip stocks. On the negative front, slower reported growth anticipated from China combined with no inflationary headlines, again pressured commodity stocks like Cliffs Natural Resources, Freeport McMoran, and Newmont Mining.  Performance was certainly hurt by the historic drop in commodity issues, but our strict adherence to managed risk with downside protection muted those drops considerably.

Going forward, the fund is well designed to be an alternative to traditional bond mutual fund investments.  The current top ten holdings, which make up more than 50% of the fund, have an average yield of approximately 3.75% that is combined with options for downside protection and for additional income.  The fund will perform best when market conditions include both high volatility and high interest rates, which is the opposite of what we are experiencing today.  If history is our guide, the market will move in cycles and whatever is out of favor one day may be the investment of choice the next.

Frank Value Fund Portfolio Performance

The Frank Value Fund (“Value Fund”) Investor Class gained 24.00% for the fiscal year ended June 30, 2013, compared to a gain of 20.59% for its benchmark, the S&P 500 Total Return Index. Over the past three years on an annualized basis, the Value Fund returned 20.43%, compared to 18.43% for the benchmark. Since inception (7/21/04) on an annualized basis, the Value Fund has generated a return of 8.11%, compared to a gain of 6.47% for the S&P 500 Total Return Index.

Relative to the benchmark, the Value Fund experienced a challenging fiscal year in the Technology sector, driven by stock allocation decisions. In the Technology sector, Dell, an integrated technology solutions provider, suffered from multiple contraction and slowing demand for personal computers. Dell has been transitioning its business from PCs to higher margin, higher growth areas such as information technology services. Dell is mired in a management buyout that has precluded much of the value within the company from being released to shareholders. As such, the Frank Value Fund sold its stake in Dell during the fiscal year ended June 30, 2013.

The Value Fund experienced a strong year in the Pharmaceuticals sector, driven by stock allocation decisions. In the Pharmaceuticals sector, Pfizer and Amerisource Bergen, pharmaceutical and drug-delivery companies, respectively, posted revenue, operating income, and net income growth. The Value Fund sold its positions in Pfizer and Amerisource Bergen, which returned 100% and 52% since being added to the portfolio.

Thank you for your investments.  We look forward to continue working with you.

Sincerely,

Brian Frank

President

Frank Funds Trust

Frank Value Fund – Investor Class

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2013

FUND/INDEX	1-YEAR	3-YEAR	SINCE INCEPTION	VALUE
Frank Value Fund - Investor Class	24.00%	20.41%	8.10%	$20,083
S&P 500 Stock Index	20.60%	18.43%	6.47%	$17,522

This chart assumes an initial investment of $10,000 made on 7/21/2004 for the Investor Class (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

Frank Value Fund – Institutional Class

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2013

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE
Frank Value Fund - Institutional Class	24.40%	15.43%	$14,642
S&P 500 Stock Index	20.60%	14.29%	$14,261

This chart assumes an initial investment of $10,000 made on 11/03/2010 for the Institutional Class (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

Frank Value Fund – Class C

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2013

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE
Frank Value Fund - Class C	23.06%	16.99%	$15,445
S&P 500 Stock Index	20.60%	15.84%	$15,029

This chart assumes an initial investment of $10,000 made on 9/23/2010 for Class C (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

Leigh Baldwin Total Return Fund

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2013

FUND/INDEX	1-YEAR	3-YEAR	SINCE INCEPTION	VALUE
Leigh Baldwin Fund	(3.07)%	(0.85)%	(2.20)%	$8,963
S&P 500 Stock Index	20.60%	18.43%	7.32%	$14,151
HFRX Equity Market Neutral Index	1.41%	(1.97)%	(1.40)%	$9,330

    Cumulative Performance Comparison $10,000 Investment Since Inception*

20,000
15,000
10,000
5,000
- 0
Leigh Baldwin Total Return Fund
S&P 500 Index
HFRX Equity Market Neutral Index
Inception Date: 8/1/2008
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

This chart assumes an initial investment of $10,000 made on 8/1/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically to exploit new information the investment manager believes has not been fully, completely or accurately discounted into current security prices.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

FRANK VALUE FUND

PORTFOLIO ANALYSIS

JUNE 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Frank Value Fund (the “Value Fund”) by the industry sectors, while the underlying securities represent a percentage of the portfolio of investments.

LEIGH BALDWIN TOTAL RETURN FUND

PORTFOLIO ANALYSIS

JUNE 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Leigh Baldwin Total Return Fund (the “Baldwin Fund”) by the industry sectors, while the underlying securities represent a percentage of the portfolio of investments.

	Value Fund
	Schedule of Investments
	June 30, 2013

Shares		Value

COMMON STOCKS - 95.66%

Apparel & Other Finished Products - 2.94%
17,041	True Religion Apparel, Inc.	$ 539,518

Communications Services, NEC - 4.63%
11,397	Neustar Inc. Class A *	554,806
104,595	Vonage Holdings Corp. *	296,004
		850,810
Computer Communications Equipment - 3.22%
24,299	Cisco Systems, Inc.	591,316

Consumer Electronics - 1.91%
883	Apple, Inc.	350,136

Finance Services - 8.44%
9,966	American Express Co.	745,058
34,674	Calamos Asset Management, Inc. Class A	364,077
51,686	Janus Capital Group, Inc.	439,848
		1,548,983
Fire, Marine & Casualty Insurance - 10.03%
9,077	Berkshire Hathaway, Inc. Class B *	1,015,898
33,679	Greenlight Capital Reinsurance, Ltd. Class A *	826,146
		1,842,044
Footwear - 2.49%
27,692	Crocs, Inc. *	456,918

Hospital & Medical Service Plans - 4.97%
5,734	Humana, Inc.	483,835
7,704	Wellcare Healthplans, Inc. *	427,957
		911,792
Pharmaceutical Preparations - 4.57%
3,876	Herbalife Ltd.	174,963
14,619	Questcor Pharmaceuticals, Inc.	664,287
		839,250
Retail-Specialty Retail - 2.44%
14,528	CST Brands, Inc. *	447,608

Services-Advertising - 7.90%
57,500	News Corp.	876,875
23,193	Valueclick, Inc. *	573,099
		1,449,974
Services-Business Services, NEC - 8.01%
10,097	Global Payments, Inc.	467,693
31,838	RPX Corp. *	534,878
27,417	Western Union Co.	469,105
		1,471,676
Services-Computer Integrated Systems Design - 4.72%
33,144	Nvidia Corp.	465,342
21,444	Quality Systems, Inc.	401,217
		866,559
Services-Computer Programming, Date Processing, ETC - 6.06%
920	Google Inc. Class A *	809,940
11,615	Mantech International Corp. Class A	303,384
		1,113,324
Services-Consumer Credit Reporting, Collection Agencies - 3.45%
6,495	Dun & Bradstreet Corp.	632,938

Services-Engineering, Accounting, Research, Management - 2.11%
27,816	SAIC, Inc.	387,477

Services-Personal Services - 3.29%
36,176	Heidrick & Struggles International, Inc.	604,863

Services-Prepackaged Software - 8.15%
11,098	BMC Software, Inc. *	500,853
28,827	Microsoft Corp.	995,829
		1,496,682
Telegraph & Other Message Communications - 3.45%
14,898	J2 Global Communications, Inc.	633,314

Wholesale-Drugs, Proprietaries & Druggists Sundries - 2.88%
8,642	Nu Skin Enterprises, Inc. Class A	528,199

TOTAL FOR COMMON STOCKS (Cost $14,009,722) - 95.66%		17,563,381

Underlying Security
Expiration Date/Exercise Price

PUT OPTIONS - 0.00% *
Shares Subject
to Put

	Japan 10 Year Bond Future (JGB)
1,000,000	August 2013 Put @ $137.00	402

	Total (Premiums Paid $409) - 0.00%	402

SHORT TERM INVESTMENTS - 3.91%
718,005	Fidelity Institutional Money Market Portfolio 0.12% **	718,005
TOTAL FOR SHORT TERM INVESTMENTS (Cost $718,005) - 3.91%		718,005

TOTAL INVESTMENTS (Cost $14,728,136) - 99.57%		18,281,788

OTHER ASSETS LESS LIABILITIES - 0.43%		79,079

NET ASSETS - 100.00%		$ 18,360,867

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2013.
The accompanying notes are an integral part of these financial statements.

	Baldwin Fund
	Schedule of Investments
	June 30, 2013

Shares		Value

COMMON STOCKS - 81.39%

Agricultural - 7.31%
1,000	Cal Maine Foods, Inc.	$ 46,510
5,000	Potash Corp. (Canada)	190,650
100	Terra Nitrogen Co.	21,399
		258,559
Electronic Computers - 2.24%
200	Apple, Inc.	79,306

Electronic & Other Electrical Equipment (No Computer) - 5.90%
9,000	General Electric Co.	208,710

Farm Machinery & Equipment - 4.60%
2,000	Deere & Co.	162,500

Finance Services - 1.54%
4,000	Oneida Financial Corp.	54,560

Gold & Silver Ores - 4.24%
5,000	Newmont Mining Corp.	149,750

Metal Mining - 6.52%
4,000	Cliffs Natural Resources, Inc.	65,000
6,000	Freeport McMoran Copper & Gold, Inc.	165,660
		230,660
Motor Vehicle Parts & Accessories - 2.06%
1,000	Icahn Enterprises L.P.	72,770

Petroleum Refining - 6.67%
8,000	Suncor Energy, Inc. (Canada)	235,920

Pharmaceutical Preparations - 11.18%
3,500	Eli Lilly & Co.	171,920
3,700	Merck & Co.	171,865
1,000	Sanofi ADR	51,510
		395,295
Plastic Material, Synthetic Resin/Rubber, Cellulos (No Glass) - 4.75%
3,200	Dupont E I De Nemours & Co.	168,000

Retail-Variety Stores - 4.54%
4,000	Best Buy Co.	109,320
5,000	Officemax, Inc.	51,150
		160,470
Semiconductors & Related Devices - 6.03%
8,800	Intel Corp.	213,224

Services-Computer Programming, Data Processing - 4.93%
7,000	Facebook, Inc. Class A *	174,160

Services-Prepackaged Software - 2.16%
2,000	Salesforce.com, Inc. *	76,360

Telephone Communications - 6.72%
4,900	AT&T Corp.	173,460
5,000	Telefonica S.A. ADR *	64,050
		237,510

TOTAL FOR COMMON STOCKS (Cost $3,062,895) - 81.39%		2,877,754

EXCHANGE TRADED FUNDS - 12.03%
10,000	Aberdeen Asia Pacific Fund	62,000
7,000	The Gamco Global Gold, Natural Resources & Income Trust	68,320
6,000	iPath S&P VIX Short Term Futures ETN *	124,260
3,000	Proshares Short Dow30 *	88,875
2,000	Proshares Ultra Short S&P 500 *	81,700
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $505,266) - 12.03%		425,155

Underlying Security
Expiration Date/Exercise Price

PUT OPTIONS - 3.51% *
Shares Subject
to Put
	AOL, Inc.
1,000	July 2013 Put @ $36.00	850

	Apple, Inc.
300	October 2013 Put @ $375.00	4,701

	AT&T Corp.
700	October 2013 Put @ $35.00	1,057

	AT&T Corp.
3,000	October 2013 Put @ $36.00	6,270

	Best Buy Co.
5,000	September 2013 Put @ $13.00	150

	Cliffs Natural Resources, Inc.
4,000	October 2013 Put @ $18.00	13,600

	Deere & Co.
1,500	January 2014 Put @ $77.50	6,600

	Dupont E I De Nemours & Co.
2,000	October 2013 Put @ $47.00	1,540

	Eli Lilly & Co.
3,000	October 2013 Put @ $52.50	14,550

	EMC Corp.
5,000	October 2013 Put @ $18.00	550

	Facebook, Inc.
5,000	January 2014 Put @ $20.00	3,900

	Freeport McMoran Copper & Gold, Inc.
5,000	November 2013 Put @ $26.00	9,000

	General Electric Co.
7,000	December 2013 Put @ $19.00	2,030

	Icahn Enterprises L.P.
700	December 2013 Put @ $65.00	3,500

	Intel Corp.
7,000	October 2013 Put @ $18.00	840

	iPath S&P VIX Short Term Futures ETN
5,000	September 2013 Put @ $19.00	8,900

	Merck & Co.
3,000	January 2014 Put @ $45.00	7,440

	Newmont Mining Corp.
4,000	September 2013 Put @ $30.00	10,120

	Officemax, Inc.
5,000	January 2014 Put @ $12.00	11,250

	Potash Corp.
1,000	September 2013 Put @ $32.00	210

	Potash Corp.
2,000	September 2013 Put @ $35.00	1,300

	Salesforce.com, Inc.
1,500	January 2014 Put @ $43.75	11,400

	Suncor Energy, Inc.
6,000	September 2013 Put @ $24.00	1,020

	Telefonica S.A. ADR
5,000	December 2013 Put @ $12.00	3,250

	Waste Management, Inc.
5,000	July 2013 Put @ $28.00	0

	Total (Premiums Paid $128,246) - 3.51%	124,028

SHORT TERM INVESTMENTS - 6.58%
232,809	Fidelity Government Fund Class-I 0.01% **	232,809

TOTAL FOR SHORT TERM INVESTMENTS - (Cost $232,809) 6.58%		232,809

TOTAL INVESTMENTS (Cost $3,929,216) - 103.51%		3,659,746

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.51)%		(124,354)

NET ASSETS - 100.00%		$ 3,535,392

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2013.
The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Schedule of Call Options Written
June 30, 2013

CALL OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

AT&T Corp.
August 2013 Call @ $36.00	4,000	$ 1,920

AT&T Corp.
July 2013 Call @ $36.00	900	171

Apple, Inc.
July 2013 Call @ $440.00	200	10

Best Buy Co.
September 2013 Call @ $18.00	4,000	44,000

Cal Maine Foods, Inc.
August 2013 Call @ $40.00	1,000	7,600

Cliffs Natural Resources, Inc.
July 2013 Call @ $18.50	4,000	160

Deere & Co.
July 2013 Call @ $85.00	2,000	660

Dupont E I De Nemours & Co.
July 2013 Call @ $55.00	3,200	576

Eli & Lilly Co.
July 2013 Call @ $52.50	3,000	330

Eli & Lilly Co.
August 2013 Call @ $52.50	500	300

Facebook, Inc.
August 2013 Call @ $25.00	3,000	4,110

Facebook, Inc.
July 2013 Call @ $25.50	4,000	480

General Electric Co.
July 2013 Call @ $22.00	9,000	12,240

Icahn Enterprises L.P.
August 2013 Call @ $80.00	500	725

Icahn Enterprises L.P.
July 2013 Call @ $75.00	500	425

Intel Corp.
October 2013 Call @ $20.00	8,800	39,600

iPath S&P 500 VIX ST Futures
July 2013 Call @ $21.50	3,000	1,080

iPath S&P 500 VIX ST Futures
July 2013 Call @ $23.00	3,000	2,130

Merck & Co.
July 2013 Call @ $49.00	3,700	703

Newmont Mining Corp.
July 2013 Call @ $31.00	5,000	3,700

Officemax, Inc.
August 2013 Call @ $12.00	5,000	500

Potash Corp.
September 2013 Call @ $38.00	4,000	6,320

Proshares Short Dow 30
August 2013 Call @ $31.00	3,000	900

Proshares Ultrashort S&P 500
July 2013 Call @ $43.00	1,000	600

Proshares Ultrashort S&P 500
June 2013 Call @ $42.00	1,000	10

Salesforce.com, Inc.
August 2013 Call @ $48.75	2,000	180

Sanofi ADR
August 2013 Call @ $50.00	1,000	2,850

Suncor Energy, Inc.
August 2013 Call @ $32.00	4,000	1,320

Suncor Energy, Inc.
September 2013 Call @ $32.00	4,000	2,040

Telefonica S.A.
July 2013 Call @ $14.00	5,000	250

Total (Premiums Received $106,936)		$ 135,890

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Frank Funds
Statements of Assets and Liabilities
June 30, 2013

	Value Fund	Baldwin Fund
Assets:
Investments in Securities, at Value (Cost $14,728,136 and $3,929,216, respectively)	$ 18,281,788	$ 3,659,746
Cash Denominated in Foreign Currencies (Cost $1,542 and $0, respectively)	1,623	-
Cash	37,774	-
Receivables:
Dividends and Interest	5,398	18,323
Due from Adviser	-	14,372
Portfolio Securities Sold	409	3,437
Fund Shares Sold	65,634	-
Prepaid Expenses	-	138
Total Assets	18,392,626	3,696,016
Liabilities:
Covered Call Options Written at Fair Market Value
(premiums received $0 and $106,936)	-	135,890
Payables:
Advisory Fees	14,670	-
Administrative Fees	3,704	163
Securities Purchased	409	-
Distribution Fees	12,976	9,259
Accrued Expenses	-	15,312
Total Liabilities	31,759	160,624

Net Assets	$ 18,360,867	$ 3,535,392

Net Assets Consist of:
Paid In Capital	$ 14,414,992	$ 4,263,835
Undistributed Net Investment Gain (Loss)	5,508	8,408
Accumulated Realized Gain (Loss) on Investments	386,634	(438,427)
Unrealized Appreciation (Depreciation) in Value of Investments	3,553,733	(298,424)
Net Assets, for 1,374,420 and 474,958 Shares Outstanding, respectively	$ 18,360,867	$ 3,535,392

Net Asset Value Per Share		$ 7.44

Short-term Redemption Price Per Share ($7.44 x 0.98) *		$ 7.29

Investor Class:

Net Assets	$ 12,010,034

Shares outstanding (unlimited number of shares authorized with no par value)	897,447

Net Asset Value	$ 13.38

Short-term Redemption Price Per Share ($13.38 x 0.98) *	$ 13.11

Class C:

Net Assets	$ 1,458,005

Shares outstanding (unlimited number of shares authorized with no par value)	111,204

Net Asset Value	$ 13.11

Short-term Redemption Price Per Share ($13.11 x 0.98) *	$ 12.85

Institutional Class:

Net Assets	$ 4,892,828

Shares outstanding (unlimited number of shares authorized with no par value)	365,769

Net Asset Value, Redemption Price and Offering Price Per Share	$ 13.38

Short-term Redemption Price Per Share ($13.38 x 0.98) *	$ 13.11

* The Funds will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

The accompanying notes are an integral part of these financial statements.

Frank Funds
Statements of Operations
For the fiscal year ended June 30, 2013

	Value Fund	Baldwin Fund
Investment Income:
Dividends (a)	$ 242,511	$ 127,103
Interest	3,761	44
Total Investment Income	246,272	127,147

Expenses:
Advisory Fees	147,405	16,714
Administration Fees	37,224	59,999
Transfer Agent Fees	-	12,799
Miscellaneous Expenses	-	840
Audit Fees	-	12,114
Distribution Fees (Class C - $17,410 and Investor Class - $24,601)	42,011	37,143
Legal Fees	-	4,001
Custody Fees	-	12,365
Printing and Mailing Expense	-	97
Registration Fees	-	2,522
Total Expenses	226,640	158,594
Fees Waived and Reimbursed by the Advisor	-	(93,594)
Net Expenses	226,640	65,000

Net Investment Income	19,632	62,147

Realized and Unrealized Gain (Loss) on:
Realized Gain (Loss) on Investments	1,303,388	(271,215)
Realized Gain (Loss) on Options	(28,832)	8,136
Realized Loss on Foreign Currency Transactions	(91)	-
Realized Gain (Loss) on Investments, Options and Foreign Currency Transactions	1,274,465	(263,079)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,029,997	101,223
Options	2,432	(8,175)
Foreign Currency Transactions	184	-
Change in Unrealized Gain on Investments, Options and Foreign Currency Transactions	2,032,613	93,048

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions	3,307,078	(170,031)

Net Increase in Net Assets Resulting from Operations	$ 3,326,710	$ (107,884)

(a) net of foreign withholding taxes of $2,160 - Baldwin Fund

The accompanying notes are an integral part of these financial statements.

Value Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2013	6/30/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Gain (Loss)	$ 19,632	$ (18,817)
Net Realized Gain on Investments, Options, and Foreign Currency Transactions	1,274,465	403,541
Unrealized Appreciation (Depreciation) on Investments, Options, and Foreign Currency Transactions	2,032,613	(26,338)
Net Increase in Net Assets Resulting from Operations	3,326,710	358,386

Distributions to Shareholders:
Net Investment Income	(13,326)	(799)
Realized Gains	(1,167,161)	(123,587)
Total Distributions Paid to Shareholders	(1,180,487)	(124,386)

Capital Share Transactions	3,472,665	69,728

Total Increase in Net Assets	5,618,888	303,728

Net Assets:
Beginning of Period	12,741,979	12,438,251

End of Period (Including Undistributed Net Investment Income (Loss)
of $5,508 and $(798), respectively)	$ 18,360,867	$ 12,741,979

The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2013	6/30/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 62,147	$ 28,084
Net Realized Loss on Investments and Options	(263,079)	(47,977)
Unrealized Appreciation (Depreciation) on Investments and Options	93,048	(231,749)
Net Decrease in Net Assets Resulting from Operations	(107,884)	(251,642)

Distributions to Shareholders:
Net Investment Income	(48,985)	(42,959)
Realized Gains	-	(48,339)
Total Distributions Paid to Shareholders	(48,985)	(91,298)

Capital Share Transactions	(114,718)	112,040

Total Decrease in Net Assets	(271,587)	(230,900)

Net Assets:
Beginning of Period	3,806,979	4,037,879

End of Period (Including Undistributed Net Investment Income (Loss) of $8,408 and $(4,754), respectively)	$ 3,535,392	$ 3,806,979

The accompanying notes are an integral part of these financial statements.

Value Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended
	6/30/2013	6/30/2012	6/30/2011	***

Net Asset Value, at Beginning of Period	$ 11.70	$ 11.58	$ 10.09

Income From Investment Operations:
Net Investment Income *	0.05	0.03	0.02
Net Gain on Securities (Realized and Unrealized)	2.60	0.22	1.50
Total from Investment Operations	2.65	0.25	1.52

Distributions:
Net Investment Income	(0.03)	(0.02)	(0.03)
Realized Gains	(0.94)	(0.11)	-
Total from Distributions	(0.97)	(0.13)	(0.03)

Redemption Fees ****	-	-	-

Net Asset Value, at End of Period	$ 13.38	$ 11.70	$ 11.58

Total Return **	24.40%	2.28%	15.07%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,893	$ 2,132	$ 329
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.22%	(a)
Ratio of Net Investment Income to Average Net Assets	0.42%	0.22%	0.26%	(a)
Portfolio Turnover	73.76%	43.48%	52.38%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** For the Period November 3, 2010 (commencement of investment operations) through June 30, 2011.
**** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

Value Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended
	6/30/2013	6/30/2012	6/30/2011	***

Net Asset Value, at Beginning of Period	$ 11.57	$ 11.52	$ 9.32

Income From Investment Operations:
Net Investment Income *	(0.07)	(0.09)	(0.07)
Net Gain on Securities (Realized and Unrealized)	2.54	0.24	2.27
Total from Investment Operations	2.47	0.15	2.20

Distributions:
Net Investment Income	-	-	-	(a)
Realized Gains	(0.93)	(0.11)	-
Total from Distributions	(0.93)	(0.11)	-

Redemption Fees ****	-	-	-

Net Asset Value, at End of Period	$ 13.11	$ 11.57	$ 11.52

Total Return **	23.06%	1.50%	23.66%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,458	$ 1,908	$ 3,102
Ratio of Expenses to Average Net Assets	2.24%	2.24%	2.22%	(b)
Ratio of Net Investment Loss to Average Net Assets	(0.62)%	(0.77)%	(0.80)%	(b)
Portfolio Turnover	73.76%	43.48%	52.38%	(c)

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** For the Period September 23, 2010 (commencement of investment operations) through June 30, 2011.
**** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less than $0.005
(b) Annualized
(c) Not Annualized
The accompanying notes are an integral part of these financial statements.

Value Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	6/30/2013	6/30/2012		6/30/2011	6/30/2010	6/30/2009

Net Asset Value, at Beginning of Period	$ 11.71	$ 11.59		$ 8.40	$ 7.40	$ 10.42

Income From Investment Operations:
Net Investment Income (Loss) *	0.02	0.00	(a)	(0.01)	(0.06)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.59	0.23		3.20	1.06	(2.16)
Total from Investment Operations	2.61	0.23		3.19	1.00	(2.19)

Distributions:
Net Investment Income	(0.01)	-		-	-	-
Realized Gains	(0.93)	(0.11)		-	-	(0.83)
Total from Distributions	(0.94)	(0.11)		-	-	(0.83)

Redemption Fees ***	-	-		-	-	-

Net Asset Value, at End of Period	$ 13.38	$ 11.71		$ 11.59	$ 8.40	$ 7.40

Total Return **	24.00%	2.10%		37.98%	13.51%	(19.12)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,010	$ 8,703		$ 9,008	$ 4,307	$ 883
Ratio of Expenses to Average Net Assets	1.49%	1.49%		1.49%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	(0.02)%		(0.07)%	(0.68)%	(0.43)%
Portfolio Turnover	73.76%	43.48%		52.38%	58.68%	47.11%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less that $0.005
The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended				Period Ended *
	6/30/2013	6/30/2012	6/30/2011	6/30/2010	6/30/2009

Net Asset Value, at Beginning of Period	$ 7.78	$ 8.48	$ 8.53	$ 8.94	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.13	0.06	0.15	0.20	0.26
Net Loss on Securities (Realized and Unrealized)	(0.37)	(0.57)	0.44	(0.11)	(1.15)
Total from Investment Operations	(0.24)	(0.51)	0.59	0.09	(0.89)

Distributions:
Net Investment Income	(0.10)	(0.09)	(0.12)	(0.20)	(0.17)
Realized Gains	-	(0.10)	(0.52)	(0.30)	-
Total from Distributions	(0.10)	(0.19)	(0.64)	(0.50)	(0.17)

Redemption Fees ****	-	-	-	-	-

Net Asset Value, at End of Period	$ 7.44	$ 7.78	$ 8.48	$ 8.53	$ 8.94

Total Return ***	(3.07)%	(6.08)%	7.10%	0.82%	(8.80)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,535	$ 3,807	$ 4,038	$ 3,324	$ 1,631
Before Reimbursement:
Ratio of Expenses to Average Net Assets	4.27%	4.23%	4.47%	5.94%	16.14%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%	(1.76)%	(0.99)%	(1.94)%	(11.24)%	(b)
After Reimbursement:
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	1.75%	(b)
Ratio of Net Investment Income to Average Net Assets	1.67%	0.72%	1.73%	2.25%	3.15%	(b)
Portfolio Turnover	463.44%	684.25%	759.21%	417.96%	195.12%	(a)

* For the Period August 1, 2008 (commencement of investment operations) through June 30, 2009.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Not Annualized
(b) Annualized
The accompanying notes are an integral part of these financial statements.

FRANK FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013

Note 1. Organization

Frank Funds (the “Trust”), is an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there are two series authorized by the Trust, the Frank Value Fund (the “Value Fund”) and the Leigh Baldwin Total Return Fund (the “Baldwin Fund”) (each a “Fund” and collectively the “Funds”).  Frank Capital Partners LLC (“FCP” or “Frank Capital”) is the adviser to the Value Fund and Leigh Baldwin & Co., LLC (“LBC”) is the adviser to the Baldwin Fund.  The Value Fund’s investment objective is to provide long-term capital appreciation. The Value Fund’s principal investment strategy is value investing.  The Value Fund commenced operations on July 21, 2004.  The Baldwin Fund’s investment objective is to provide total return.  The Baldwin Fund seeks to achieve its investment objective by purchasing equity securities (including common stock, shares of other investment companies and exchange traded funds) and selling covered calls to generate income to the Baldwin Fund.  The Baldwin Fund also utilizes put options in conjunction with the covered calls to limit the risk of ownership of the underlying equity securities.  The Baldwin Fund commenced operations on August 1, 2008.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts   The Funds may invest in financial futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin” are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the security.  The Funds recognize a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Option Writing - The Baldwin Fund may invest in put and call options.  When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Baldwin Fund on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The Baldwin Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. The Funds are normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if shares are redeemed within five business days of purchase. There were no redemption fees collected for the Funds during the fiscal year ended June 30, 2013.

Security Transaction Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Funds use the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the fiscal year ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate in effect on the respective dates of such transactions.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Subsequent events: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring disclosure.

Note 3. Fair Value of Investments

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of the Funds investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2013 in valuing the Funds investments carried at value:

Value Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 17,563,381	-	-	$ 17,563,381
Put Options	402	-	-	402
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	718,005	-	-	718,005
Total	$ 18,281,788	-	-	$ 18,281,788

Baldwin Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 2,877,754	-	-	$2,877,754
Exchange Traded Funds	425,155	-	-	425,155
Put Options	124,028	-	-	124,028
Short-Term Investments:
Fidelity Government Fund Class-I	232,809	-	-	232,809
Total	$ 3,659,746	-	-	$3,659,746

Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
(Liabilities)
Call Options	$ 135,890	-	-	$ 135,890
Total	$ 135,890	-	-	$ 135,890

The Funds did not hold any Level 3 assets during the year ended June 30, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management and Administrative Agreements

Value Fund

The Trust has a Management Agreement with Frank Capital, with respect to the Value Fund. Under the terms of the Management Agreement, Frank Capital manages the investment portfolio of the Value Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, Frank Capital, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, and pays fees and expenses incurred by the Value Fund, including but not limited to, legal, auditing, accounting, and expenses of the custodian, along with equipment and executive personnel necessary for managing the assets of the Value Fund. Frank Capital also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  Frank Capital pays all ordinary operating expenses of the Value Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, and extraordinary expenses. For its services and the payment of Value Fund ordinary operating expenses, Frank Capital receives an annual investment management fee of 0.99% of the average daily net assets of the Value Fund.  Prior to September 15, 2010, the management fee was 1.49%.  For the fiscal year ended June 30, 2013, Frank Capital earned management fees of $147,405 from the Value Fund.  As of June 30, 2013, the Value Fund owed Frank Capital $14,670 for management fees.

FCP also provides administrative services to the Value Fund under an Administration Agreement and receives a fee equal to 0.25% of the Value Fund’s average daily net assets for those services.  Under the Administration Agreement, FCP pays all of the operating expenses of the Value Fund except management fees, Rule 12b-1 fees, brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), and extraordinary expenses.  For the fiscal year ended June 30, 2013 the Value Fund accrued $37,224 in administrative fees.  At June 30, 2013, the Value Fund owed $3,704 in administrative fees.

Baldwin Fund

The Trust has a Management Agreement with LBC with respect to the Baldwin Fund.  Under the terms of the Management Agreement, LBC manages the investment portfolio of the Baldwin Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the terms of the Management Agreement LBC pays all of the expenses of the Baldwin Fund except administrative fees, 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short) acquired fund fees and expenses and extraordinary expenses. As compensation for its management services, the Baldwin Fund is obligated to pay LBC a fee computed and accrued daily and paid monthly at an annual rate of 0.45% of the average daily net assets of the Baldwin Fund. For the fiscal year ended June 30, 2013, LBC earned a fee of $16,714 from the Baldwin Fund.

LBC has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2019,  so that the total annual operating expenses will not exceed 1.75%, subject to possible recoupment from the Baldwin Fund in future years on a rolling three year basis (within the three years after the fees have been deferred  or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  LBC reimbursed the Baldwin Fund $93,594 for expenses during the fiscal year ended June 30, 2013.  LBC owed the Baldwin Fund $14,372 for reimbursement of expenses at June 30, 2013.  At June 30, 2013, the amount subject to future recoupment is as follows:

Fiscal Year Ended                Recoverable Through                      Amount

June 30, 2011                            June 30, 2014                             $102,679

June 30, 2012                            June 30, 2015                             $  97,004

June 30, 2013                            June 30, 2016                             $  93,594

Note 5. Related Party Transactions

Brian J. Frank and Monique Weiss are the control persons of Frank Capital.  Brian Frank also serves as a trustee of the Trust, and both Mr. Frank and Ms. Weiss serve as officers of the Trust. Mr. Frank and Ms. Weiss receive benefits from Frank Capital resulting from management fees paid to Frank Capital by the Value Fund.

The Baldwin Fund pays LBC brokerage commissions for executing securities transactions, which are separate from, and in addition to, the fees paid by the Baldwin Fund to LBC for advisory services.  For the fiscal year ended June 30, 2013, LBC was paid $49,824 in brokerage commissions.  Frank Capital receives administration fees from the Baldwin Fund of $5,000 per month.  Administrative fees paid to Frank Capital for the fiscal year ended June 30, 2013, were $59,999.  At June 30, 2013, the Baldwin Fund owed $163 in administrative fees.  LBC acts as the distributor of the Baldwin Fund.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2013, was $14,414,992 and $4,263,835 for the Value Fund and the Baldwin Fund, respectively.  Transactions in capital were as follows:

Value Fund – Investor Class	July 1, 2012 through June 30, 2013		July 1, 2011 through June 30, 2012

	Shares	Amount	Shares	Amount
Shares sold	311,574	$3,798,367	375,771	$ 4,321,425
Shares reinvested	60,882	671,521	7,415	81,640
Shares redeemed	(218,406)	(2,582,751)	(416,802)	(4,864,284)
Net Increase (Decrease)	154,050	$1,887,137	(33,616)	$ (461,219)

Value Fund – Class C	July 1, 2012 through June 30, 2013		July 1, 2011 through June 30, 2012

	Shares	Amount	Shares	Amount
Shares sold	84,802	$ 1,001,503	116,744	$ 1,291,526
Shares reinvested	14,043	152,368	2,198	24,006
Shares redeemed	(152,557)	(1,765,620)	(223,260)	(2,601,151)
Net Decrease	(53,712)	$ (611,749)	(104,318)	$ (1,285,619)

Value Fund – Institutional Class	July 1, 2012 through June 30, 2013		July 1, 2011 through June 30, 2012

	Shares	Amount	Shares	Amount
Shares sold	262,775	$ 3,127,261	167,493	$ 1,971,778
Shares reinvested	18,734	206,266	370	4,066
Shares redeemed	(97,986)	(1,136,250)	(13,994)	(159,278)
Net Increase	183,523	$ 2,197,277	153,869	$ 1,816,566

Baldwin Fund	July 1, 2011 through June 30, 2013		July 1, 2010 through June 30, 2011

	Shares	Amount	Shares	Amount
Shares sold	7,259	$ 56,337	86,258	$ 741,548
Shares reinvested	5,455	41,416	27,613	233,193
Shares redeemed	(27,385)	(212,471)	(27,631)	(236,627)
Net Increase (Decrease)	(14,671)	$ (114,718)	86,240	$ 738,114

Note 7. Options

Baldwin Fund

As of June 30, 2013, the Baldwin Fund had outstanding written call options valued at $135,890.

Transactions in written call options during the fiscal year ended June 30, 2013, were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at June 30, 2012	1,098	$ 52,740
Options written	9,818	579,306
Options exercised	(4,059)	(235,438)
Options expired	(4,903)	(231,551)
Options terminated in closing purchase transaction	(1,021)	(58,121)
Options outstanding at June 30, 2013	933	$ 106,936

As of June 30, 2013, the Baldwin Fund held put options valued at $124,028.

Transactions in call and put options purchased during the fiscal year ended June 30, 2013, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at June 30, 2012	908	$ 241,063
Options purchased	2,181	322,477
Options expired	(60)	(1,647)
Options terminated	(2,152)	(433,647)
Options outstanding at June 30, 2013	877	$ 128,246

Value Fund

As of June 30, 2013, the Value Fund held put options valued at $402.

Transactions in put options purchased during the fiscal year ended June 30, 2013, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at June 30, 2012	30,240	$ 3,118
Options purchased	872,700	26,118
Options expired	(892,940)	(28,827)
Options terminated	(-)	(-)
Options outstanding at June 30, 2013	10,000	$ 409

The location on the statement of assets and liabilities of the Baldwin Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

                                                                 Liability                                                                          Asset

                                                               Derivatives                                                                   Derivatives

Call options written                                    $135,890                  Investments in Securities                $124,028

The location on the statement of assets and liabilities of the Value Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

                                                                Liability                                                                           Asset

                                                             Derivatives                                                                     Derivatives

Call options written                                $        -                       Investments in Securities                  $ 402

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended June 30, 2013, by the Baldwin Fund are recorded in the following locations in the Statement of Operations:

	Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call options	Realized Gain		Change in Unrealized
Written and	(Loss) on Options	$ 8,136	Appreciation/(Depreciation)	$ (8,175)
Purchased			on Options

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended June 30, 2013, by the Value Fund are recorded in the following locations in the Statement of Operations:

	Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call options	Realized Gain		Change in Unrealized
Written and	(Loss) on Options	$ (28,832)	Appreciation/(Depreciation)	$ 2,432
Purchased			on Options

The selling of written call options may tend to reduce the volatility of the Funds because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Funds’ gain on the underlying securities.  Written call options expose the Funds to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Funds engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Funds may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Funds engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Funds’ use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Funds, and may also subject the Funds to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Note 8. Investment Transactions

For the fiscal year ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments for the Value Fund aggregated $12,850,109 and $9,440,744, respectively.  Purchases and sales of options for the Value Fund aggregated $26,119 and $0, respectively.

For the fiscal year ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and for the Baldwin Fund aggregated $15,665,110 and $15,482,073, respectively.  Purchases and sales of options for the Baldwin Fund aggregated $614,058 and $789,214, respectively.

Note 9. Tax Matters

As of June 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	Value Fund	Baldwin Fund

Undistributed ordinary income	$ 5,588	$ -

Undistributed realized capital gain (loss)	$ 491,966	$ -

Short-term capital loss carryforward no expiration	$ -	$ (211,146)
Long-term capital loss carryforward no expiration	-	(71,965)
Total	$ -	$ (283,111)

Post-October capital loss deferrals realized between 11/1/2012 and 6/30/2013 *	$ -	$ 49,139

Gross unrealized appreciation on investment securities	$ 3,729,867	$ 153,186
Gross unrealized depreciation on investment securities	(281,565)	(536,110)
Net unrealized depreciation on investment securities	$ 3,448,302	$ (382,924)

Cost of investment securities, including Short Term investments **	$ 14,833,159	$ 3,885,471

*These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Value Fund in future years through the expiration date.  The Value Fund will not make distributions from capital gains while a capital loss carry forward remains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending June 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

The Funds paid the following distributions for the years ended June 30, 2013 and June 30, 2012:

Value Fund	$ Amount
Periods Ended	Institutional Class	Tax Character
6/30/2013	$ 7,779	Ordinary income
6/30/2013	$ 218,801	Long-term capital gain
6/30/2012	$ 799	Ordinary income
6/30/2012	$ 1,765	Short-term capital gain
6/30/2012	$ 2,877	Long-term capital gain

Class C
6/30/2013	$ 175,344	Long-term capital gain
6/30/2012	$ 10,640	Short-term capital gain
6/30/2012	$ 17,338	Long-term capital gain

Investor Class
6/30/2013	$ 5,547	Ordinary income
6/30/2013	$ 773,016	Long-term capital gain
6/30/2012	$ 34,593	Short-term capital gain
6/30/2012	$ 56,374	Long-term capital gain

Baldwin Fund
Periods Ended	$ Amount	Tax Character
6/30/2013	$ 48,985	Ordinary income
6/30/2012	$ 42,959	Ordinary income
6/30/2012	$ 48,339	Short-term capital gain

For the fiscal year ended June 30, 2013, the tax character of the distributions paid were as follows:

	Value Fund	Baldwin Fund
Distributions paid from:
Ordinary Income	$ 13,326	$48,985
Realized Gains	$1,167,161	$ 0
Total Distributions Paid	$1,180,487	$48,985

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of June 30, 2013, NFS, LLC owned approximately 87.54% of the Baldwin Fund, for the benefit of others, and may be deemed to control the Baldwin Fund.  As of June 30, 2013, NFS, LLC owned approximately 68.50% of the Value Fund, for the benefit of others, and may be deemed to control the Value Fund.

Note 11. Distribution and Service Fees

The Baldwin Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Baldwin Fund to pay distribution and service fees annually for the sale and distribution of shares and servicing of shareholders (“12b-1 fees”). The Fund pays distribution fees of 0.75% of the Fund’s average daily net assets to Leigh Baldwin, as the Fund’s distributor.  For the fiscal year ended June 30, 2013, the Baldwin Fund accrued $37,143 in 12b-1 fees.

The Value Fund has adopted plans under Rule 12b-1 that allow the Value Fund to pay distribution fees for the sale and distribution of its Investor Class and Class C shares as well as shareholder services. Investor Class and Class C shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% and 1.00%, respectively.  For the fiscal year ended June 30, 2013, the Investor Class accrued $24,601 in distribution fees and Class C accrued $17,410 in distribution fees.

Note 12. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Frank Value Fund and Leigh Baldwin Total Return Fund,

   both a Series of the Frank Funds

We have audited the accompanying statements of assets and liabilities of Frank Value Fund, ("Value Fund"), and Leigh Baldwin Total Return Fund (“Baldwin Fund”), both a series of the Frank Funds (the “Funds”), including the schedule of investments and schedule of call options written, as of June 30, 2013 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Value Fund, and for the four years in the period then ended and the period August 1, 2008 (commencement of operations) through June 30, 2009 for the Baldwin Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Frank Value Fund and Leigh Baldwin Total Return Fund, both a series of the Frank Funds, as of June 30, 2013, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
August 28, 2013

Frank Funds
Expense Illustration
June 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Value Fund or Baldwin Fund, you typically incur two types of costs: (1) transactions costs, including,

deferred sales, charges (loads) and redemption fees; and (2) ongoing costs,  including management fees and distribution and/or  service (12b-1) fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

With respect to the Funds the Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$1,207.58	$8.16
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Value Fund - Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$1,203.86	$12.24
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.69	$11.18

* Expenses are equal to the Fund's annualized expense ratio of 2.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Value Fund - Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$1,210.86	$6.74
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.70	$6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Baldwin Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$966.49	$8.53
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FRANK VALUE FUND

BOARD OF TRUSTEES

JUNE 30, 2013 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Each Trustee has an indefinite term.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jason W. Frey, 312 E. 22nd St. #2B. New York, NY 10010 Age: 34	Trustee since June 2004.

Software Developer, Red Hat Inc., an enterprise software company, December 2012 to present; ManageIQ, Inc., a virtualization software company, October 2007 to December 2012; Product Developer, Metavante Corporation (f.k.a. Prime Associates, Inc), a banking software development company, September 2002 to October 2007.

Hemanshu Patel 312 E. 22nd St. #2B. New York, NY 10010 Age: 29	Trustee since January 2010.	Associate , J. W. Childs Associates, private equity firm, November 2007 to present; Analyst, Citigroup Global Markets, July 2006 to November 2007; Student, Rutgers University, August 2002 to May 2006
Andrea Goncalves 312 E. 22nd St. #2B. New York, NY 10010 Age: 31	Trustee since January 2010.	Senior Accountant, Security Atlantic Mortgage / REMM, mortgage company, May 2006 to present; Financial Management Associate, Ernst & Young, May 2004 to May 2006

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust. Each Trustee and Officer of the Trust has an indefinite term.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[1] 312 E. 22nd St. #2B. New York, NY 10010 Age: 31	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/ Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President, September 2009 – present	Chief Financial Officer of Frank Capital Partners LLC since June 2003	2	None
Monique M. Weiss[1] 312 E. 22nd St. #2B. New York, NY 10010 Age: 43	Secretary	Indefinite/ September 2009 – present	Self-employed, Consultant to mutual fund industry, 2006 – present; Executive Director, Morgan Stanley Investment Management, 1998 – 2006.	2	None

1 Brian J. Frank is considered an “Interested” Trustee, as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.  Brian Frank and Monique Weiss are married.

Additional information regarding the Trustees and Officers is available in the Funds’ Statement of Additional Information.

FRANK VALUE FUND

ADITIONAL INFORMATION

JUNE 30, 2013 (UNAUDITED)

Each Fund’s Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling (888) 217-5426 and (2) from the documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Each Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling (888) 217-5426.

APPROVAL OF MANAGEMENT AGREEMENT

The Management Agreement between the Trust and Frank Capital Partners LLC (“Frank Capital”) as to the Frank Value Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 29, 2013.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

 As to the nature, extent, and quality of the services provided by Frank Capital, the Board considered Frank Capital’s investment philosophy.  In addition, the Trustees reviewed Frank Capital’s Form ADV Parts 1 and 2, which described the operations and policies of Frank Capital.  The Trustees reviewed a report prepared by Frank Capital for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of Frank Capital and Frank Capital’s compliance activities.  Frank Capital certified to the Board that it had complied with the Trust’s Code of Ethics.  Based on this information and their discussions with the President of Frank Funds, the Trustees concluded that Frank Capital has provided high quality advisory services to the Frank Value Fund, and that the nature and extent of services provided by Frank Capital were reasonable and consistent with the Board’s expectations.

As to the Frank Value Fund’s performance, the Trustees reviewed information in the Report regarding the Frank Value Fund’s returns since inception and for the year ended March 31, 2013.  The Frank Value Fund’s performance was compared to the S&P 500 Total Return Index as well as the Midcap Blend peer group. The Board noted that the Frank Value Fund’s performance exceeded the performance of the S&P 500 Total Return Index since inception.  After discussion with the President of the Trust, the Board concluded that using the S&P 500 Total Return and Midcap Blend Category are appropriate benchmarks for comparison purposes.

The Trustees reviewed information in the Report comparing the expense ratio of the Frank Value Fund to those of the peer group.  The Board noted that the Frank Value Fund's Investor Class net expense ratio is 1.49%, which is more than the 1.27% Morningstar peer group average.  They further noted that the management fees for the Frank Value Fund are 0.99% while the peer group average is 0.93%.  The Board agreed that the total expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Frank Value Fund.

As to profits realized by Frank Capital, the Board reviewed information regarding Frank Capital’s income and expense statement for calendar 2012. The Board concluded that Frank Capital has adequate resources to fulfill its responsibilities under the Agreement.  The Board noted that it believes Frank Capital Partners LLC is doing a great job managing costs for the Frank Value Fund. They observed that Frank Capital Partners LLC is keeping costs low by performing much of the work that would normally be performed by third parties, such as preparation of Board minutes and exhibits. The Board then discussed additional benefits received by Frank Capital from the Frank Value Fund, and agreed there were none. They concluded that Frank Capital was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Frank Value Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Frank Value Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

APPROVAL OF MANAGEMENT AGREEMENT

The Management Agreement between the Trust and Leigh Baldwin & Co., LLC (“Leigh Baldwin”) as to the Leigh Baldwin Total Return Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 29, 2013. The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

 As to the nature, extent, and quality of the services provided by Leigh Baldwin, the Board considered Leigh Baldwin’s investment philosophy. In addition, the Trustees reviewed Leigh Baldwin’s Form ADV Parts 1 and 2, which described the operations and policies of Leigh Baldwin.  The Trustees reviewed a report prepared by Leigh Baldwin for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of Leigh Baldwin and Leigh Baldwin’s compliance activities. Leigh Baldwin certified to the Board that it had complied with the Trust’s Code of Ethics. Based on this information and their discussions with the President of Frank Funds, the Trustees concluded that Leigh Baldwin has provided high quality advisory services to the Leigh Baldwin Total Return Fund, and that the nature and extent of services provided by Leigh Baldwin were reasonable and consistent with the Board’s expectations.

As to the Leigh Baldwin Total Return Fund’s performance, the Trustees reviewed information in the Report regarding the Leigh Baldwin Total Return Fund’s returns since inception and for the year ended March 31, 2013.  The Leigh Baldwin Total Return Fund’s performance was compared to the HFRX Market Neutral Index as well as the Market Neutral peer group. The Board noted that the Leigh Baldwin Total Return Fund’s performance slightly trailed the performance of the HFRX Market Neutral Index since inception. After discussion with the President of the Trust, the Board concluded that using the HFRX Market Neutral Index and Market Neutral Category are appropriate benchmarks for comparison purposes.

The Trustees reviewed information in the Report comparing the expense ratio of the Leigh Baldwin Total Return Fund to those of the peer group.  The Board noted that the Leigh Baldwin Total Return Fund's net expense ratio is 1.75%, which is more than the 1.66% Morningstar peer group average.  They further noted that the management fees for the Leigh Baldwin Total Return Fund are 0.45% while the peer group average is 1.19%.  The Board agreed that the total expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Leigh Baldwin Total Return Fund.

As to profits realized by Leigh Baldwin, the Board reviewed information regarding Leigh Baldwin’s income and expense statement for calendar 2012. The Board concluded that Leigh Baldwin has adequate resources to fulfill its responsibilities under the Agreement. The Board noted that it believes Frank Capital Partners LLC is doing a great job managing costs for the Leigh Baldwin Total Return Fund. They observed that Frank Capital Partners LLC is keeping costs low by performing much of the work that would normally be performed by third parties, such as preparation of Board minutes and exhibits. The Board then discussed additional benefits received by Leigh Baldwin from the Leigh Baldwin Total Return Fund, and agreed there were none. They concluded that Leigh Baldwin was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Leigh Baldwin Total Return Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Leigh Baldwin Total Return Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Brian J. Frank

Jason W. Frey

Andrea Goncalves

Hemanshu Patel

Investment Advisers

Frank Capital Partners, LLC

312 E. 22nd St. #2B

New York, NY 10010

Leigh Baldwin & Co., LLC

112 Albany Street, P.O. Box 660

Cazenovia, NY 13035

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Value Fund and the Baldwin Fund. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 19,000

FY 2012

$ 18,300

(b)

Audit-Related Fees

Registrant

Adviser

FY 2013

$ 0

$ 0

FY 2012

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2013

$ 3,000

$ 0

FY 2012

$ 3,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2013

$ 0

$ 0

FY 2012

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2013

$ 3,000

$ 0

FY 2012

$ 3,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Frank Funds

By /s/Brian J. Frank, President & Treasurer

     Brian J. Frank

     President & Treasurer

Date: September 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Brian J. Frank, President & Treasurer

     Brian J. Frank

     President & Treasurer

Date: September 5, 2010